Jul. 31, 2019
Ivy Funds

Supplement dated April 10, 2020 to the Ivy Funds Prospectus
dated July 31, 2019
as supplemented November 4, 2019, December 31, 2019, January 8, 2020, March 13, 2020, March 19, 2020 and April 1, 2020

The following replaces the "Ivy Government Money Market Fund — Principal Investment Risks — Interest Rate Risk" section on page 157:

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund's securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, the Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing the Fund's ability to maintain a stable NAV. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally. Changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.